J.P. MORGAN U.S EQUITY FUNDS

JPMORGAN TRUST I

JPMorgan Mid Cap Equity Fund

JPMORGAN TRUST II

JPMorgan Mid Cap Growth Fund

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST

JPMorgan Growth Advantage Fund

(All Share Classes)

Supplement dated January 31, 2024

to the current Summary Prospectuses, Prospectuses and Statement of Additional Information, as supplemented

Portfolio Manager Retirement. Timothy Parton previously announced his retirement from J.P. Morgan Investment Management Inc. Effective close of business on March 1, 2024, all references to Timothy Parton will be removed from the Summary Prospectuses, Prospectuses and Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-USEQ-124